UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 2, 2017

CAPITAL SOUTHWEST CORPORATION

(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300

Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

Capital Southwest Corporation (the “Company”) held its Annual Meeting of Shareholders on August 2, 2017 (the “Annual Meeting”). As of June 13, 2017, the record date for the Annual Meeting, 16,006,296 shares of common stock outstanding were entitled to vote, and 14,590,245 of those shares were present in person or represented by proxy at the Annual Meeting.

Following is a brief descriptions of each of the proposals voted upon at the Annual Meeting and the final voting results of each proposal. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on June 16, 2017 (the “Proxy Statement”),

(1)

Election of Directors. The following six (6) directors were elected to serve until the 2018 annual meeting of shareholders or until their respective successors are duly elected and qualified by the following vote:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David R. Brooks	8,795,696	3,938,575	1,855,974
Bowen S. Diehl	12,622,170	112,101	1,855,974
Jack D. Furst	7,944,772	4,789,499	1,855,974
T. Duane Morgan	7,984,416	4,749,855	1,855,974
William R. Thomas III	7,484,290	5,249,981	1,855,974
John H. Wilson	8,089,972	4,644,299	1,855,974

(2)

Conversion of Capital Southwest Corporation from a Texas corporation to a Maryland corporation. The proposal to convert the Company from a Texas corporation to a Maryland corporation required the approval by two-thirds of the Company’s outstanding shares. Although a majority of the Company’s shareholders voted in favor of the proposal, the proposal was not approved.

Votes For	8,551,258
Votes Against	4,145,250
Abstentions	37,763
Broker Non-Votes	1,855,974

(3)

Advisory vote on the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers as disclosed and discussed in the Proxy Statement was approved on an advisory basis by the following vote:

Votes For	7,416,122
Votes Against	4,387,549
Abstentions	930,600
Broker Non-Votes	1,855,974

(4)

Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers. The frequency of the advisory vote on the compensation of the Company’s named executive officers was approved for “One Year” by the following vote:

One Year	11,288,399
Two Years	128,011
Three Years	444,542
Abstentions	873,319
Broker Non-Votes	1,855,974

In accordance with the shareholders’ recommendation,  the Company’s Board of Directors determined to implement an advisory vote on the compensation of the Company’s named executive officers each year until the next required advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers, which is scheduled to occur at the 2023 Annual Meeting of Shareholders.

(5)

Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2018. The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2018 was ratified by the following vote:

Votes For	14,524,797
Votes Against	14,046
Abstentions	51,402

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2017

By:	/s/ Bowen S. Diehl
Name: Bowen S. Diehl
Title: Chief Executive Officer and President